Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS

UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the “Report”) of TSS, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, each of undersigned officers of the Registrant does hereby certify, to such officer’s knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 14, 2014	By:	/s/ Anthony Angelini
Anthony Angelini
Chief Executive Officer
(Principal Executive Officer)

Date: May 14, 2014	By:	/s/ Maura McNerney
Maura McNerney
Chief Financial Officer
(Principal Financial Officer)